AGREEMENT OF ASSIGNMENT OF BID

AGREEMENT OF ASSIGNMENT entered into as of this 23rd day of February, 2016, between **NISON BADALOV**, having an address 78-42 Main Street, Apt. 3L, Flushing, NY 11367 (the "Assignor") and **T.A.G. ACQUISITIONS LTD**, having an address at 130 Route 59, Spring Valley, NY 10977 , ("Assignee").

WITNESSETH:

WHEREAS, on or about January 15, 2016, Assignor entered into a Terms of Sale (the "Bid") with William F. Mackey, Jr., Esq., Referee having an address at 190 Mineola Boulevard, Apt. 4N, Mineola, NY 11501 ("Seller") for the purchase of the property known as 87-48 Santiago Street, a/k/a 8748 Santiago Street, Holliswood, NY 11423, Block: 10501, Lot: 33, (the "Premises"); and;

WHEREAS, Assignor is desirous of transferring to Assignee, and Assignee is desirous of acquiring from Assignor, all of the right, title and interest of Assignor in, to and under the Bid, on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, ten ($10.00) Dollars and other good and valuable consideration delivered by and between the parties hereto, the receipt and sufficiency whereof is hereby acknowledged, the parties do hereby mutually agree as follows:

1. Assignor represents that the Bid has not been modified; Assignor has not heretofore assigned, mortgaged, pledged or transferred all or any part of its interest in the Bid; and Assignor is the sole owner and holder of the interest of the purchaser thereunder. Assignor further represents that a complete and accurate copy of the Bid is annexed hereto as Exhibit "A". Assignee represents that it has read the Bid and understands the rights and obligations of the purchaser thereunder. Notwithstanding anything the contrary herein, Assignor represents and warrants that the Bid is fully assignable. In the event that any part objects to the assignment of the Bid, Assignor agrees to receive the deed in Assignor's name at Assignor's sole

expense, including any and all taxes, and transfer same to Assignee by deed with covenants at the consideration stated herein.

2. Assignor hereby covenants to assign to Assignee, at closing, all of Assignor's right, title and interest in, to and under the Bid, upon full performance and compliance by Assignee with all of the terms and conditions of this Agreement binding upon the Assignee. By accepting such assignment, Assignee shall be deemed to have assumed all of Assignor's obligations under the Bid.

3. The purchase price payable to Assignor (at closing) for the assignment of the Bid, reimbursement of the deposit made by Assignor under the Bid, and the balance of the purchase of the Bid is NINE-HUNDRED AND NINETY-NINE THOUSAND AND FIVE-HUNDRED AND 00/100 ($999,500.00), payable as follows:

(a) The sum of $92,500.00 by deposit with Joseph Y Balisok, Esq. as Attorney ("Escrowee"), to be released to Assignor only upon receipt of deed by Assignee or material default by Assignee.

(b) The sum of $74,500.00, at the time of closing, by wire, or good certified or bank cashier's check in that amount, drawn on a N.Y. Clearing House, unendorsed and made payable directly to the Assignor and/or Assignor's designee(s).

4. The sum of $832,500.00, pursuant to the terms of the sale.Upon closing, Assignor and Assignee shall execute and deliver to each other the "Assignment of Bid", annexed hereto as Exhibit "B".

5. So long as the Assignee has not defaulted hereunder, Assignor shall not assign, sell, transfer or otherwise convey its rights, title or interest in to and under the Bid of Sale at any time at or prior to Closing to any individual or entity other than the Assignee named herein or any entity controlled by the Assignee.

6. If Assignor shall default hereunder, Assignee shall have all remedies available at law or in

equity, including but not limited to, specific performance. If Assignee shall default hereunder, Assignor, as Assignor's sole remedy, may retain the full amount of the down payment as liquidated damages and not as a penalty; it being agreed that the Premises is unique and Assignor's damages cannot, therefore, be ascertained.

7. If (i) the state of title which the Seller is able or willing to deliver shall be less than that which Assignee has herein agreed to accept or (ii) any of the terms of the Bid which may be enforced by Assignee are not fully performed by Seller, then Assignee may either: (a) at Assignee's sole cost, request, and direction, Assignor agrees to commence litigation against Seller to enforce this Agreement, and any and all awards resulting from said litigation shall be the sole property of Assignor.; or (b) terminate this Agreement, in which case Assignor shall return to Assignee the entire deposit, at which point Assignor shall have the right to acquire such title as the Seller is able to deliver for its own account, without any liability whatsoever to Assignee.

8. Assignor and Assignee represent to each other that no broker has had any involvement in this transaction besides for the broker mentioned in the Finder's Fee Agreement attached hereto.

9. Notwithstanding anything to the contrary set forth in the Bid, closing hereunder shall take place simultaneously with closing under the Bid, and Assignor guarantees that an extension shall be secured to a date no earlier than March 15, 2016.

10. At closing the parties agree to execute, and Assignee agrees to file all transfer tax returns as may be required by law. The Assignor shall be the party obligated to pay all transfer taxes in connection with this Assignment of Bid. See Section 33 below regarding taxes resulting from the purchase of the Premises.

11. At closing, Assignee shall make all adjustments and payments required to be made by the purchaser under the Bid, and execute all documents and otherwise comply with and perform all of the

obligations binding upon the purchaser under the Bid, as though Assignee were the original vendee.

12. All notices shall be sent via email transmission by and between the attorneys for the parties, to wit, Joseph Y. Balisok, Esq. - joseph@lawbalisok.com (for Assignor) and Stein Farkas & Schwartz LLP - ag@sfsllp.com (for Assignee) and jf@sfsllp.com

13. Assignor shall send to Assignee a copy of all notices hereafter received by Assignor from Seller and all notices sent by Assignor to Seller.

14. Assignee may assign its rights hereunder to an entity it controls, provided Assignor is paid in full at Closing and Closing is not delayed.

15. Assignor's delivery, and Assignee's acceptance, of deed for the Premises shall be deemed to be a full satisfaction of every obligation of Assignor to Assignee hereunder, excepting those herein specifically stated to survive closing.

16. Except as may be specifically provided for to the contrary elsewhere herein, Assignor makes absolutely no warranty or representation of any kind concerning the Premises or any personalty thereat or the leases, rents, income, expenses or any other matter or thing whatsoever, and Assignor shall not be obligated to pay for or do anything whatsoever other than as specifically set forth herein. Assignee represents that it has made a full, independent investigation of the Premises and all matters relating thereto and is satisfied with its findings.

17. Except as may be specifically provided for to the contrary elsewhere herein, no representation made by Assignor herein, and none of the obligations of the parties hereunder, shall survive the closing, except as otherwise provided for in this Agreement.

18. Unless Assignee defaults hereunder, at the closing, only after Assignee has received a deed in its name pursuant to the terms of this Agreement, Assignee shall be the party entitled to all benefits from and

to the down payment under the Bid and Assignor shall direct the seller's attorney in connection with same as per Assignee's instructions.

19. Notwithstanding anything to the contrary elsewhere herein contained, this Agreement is conditioned upon and made "subject to" Seller honoring its obligations under the Bid. Assignor's obligations hereunder are expressly limited to Assignor making a reasonable effort to procure the direct conveyance of the Premises from the Seller to the Assignee. However, in no event shall Assignor be under any obligation to expend any monies or commence any suit at law or in equity in order to render any representation herein accurate, clear title or compel Seller to perform its obligations under the Bid. Notwithstanding anything to the contrary in this Agreement, at Assignee's sole cost, request, and direction, Assignor agrees to commence litigation against Seller to enforce this Agreement. Any and all awards resulting from said litigation shall be the sole property of Assignor.

20. Subject to Paragraph 18, above, if closing under the Bid does not transpire for any reason other than default by Assignor or Assignee hereunder, then either party may cancel this Agreement and, aside from Assignee's right to receive a refund of the down payment under the Bid, neither party shall have any further rights or claims hereunder. Notwithstanding anything else in this Agreement, shall Assignee not receive at closing either a referee deed from the Referee, or a deed from Assignor in title pursuant to the Bid, to the Premises with covenants, the entire deposit of Ninety Two Thousand Five Hundred and 00/100 ($95,500.00) Dollars shall be immediately returned to Assignee, in addition to any other remedies Assignee shall have.

21. Only the delivery of a deed, pursuant to the terms of this Agreement, in the name of Assignee to the Premises with covenants at closing shall be deemed to be full compliance with the obligations of the Assignor hereunder.

22. Assignee may not disclose the contents of this agreement to Seller or any other party prior to closing without the prior written consent of Assignor (other than assignee's lender or counsel). Assignee and its agents shall not have any communications with Seller, tenants at the Premises or any parties who have performed services for the Seller in connection with the Premises without the prior written consent of Assignor. A breach of the foregoing shall constitute a default by Assignee hereunder.

23. In the event the Assignor and/or Assignee are not individuals, the Assignor and Assignee each hereby represent to each other that it is duly organized, validly existing and in good standing under all applicable laws of the State of New York and that this Agreement has been duly authorized by its members or shareholders as it specifically applies.

24. It is understood and agreed that both parties shall be deemed to have drawn this document in order to avoid any negative inference as against the preparer of said document. In addition, each party hereby waives any and all requirements of the Plain Language Law.

25. This Agreement shall be governed by and under the internal laws of the State of New York without giving effect to principals of conflicts of law. Any action or proceeding relating to or arising out of this Agreement shall be brought in the County in which the Premises is located and the parties hereby consent to said venue. Each party waives trial by jury in any action arising out of or relating to this Agreement.

26. Any section, clause, sentence, provision, paragraph and/or subparagraph of this Agreement held by a Court to be invalid, illegal or ineffective shall not impair or invalidate the remainder of this Agreement.

27. No modification of this Agreement shall be binding unless in writing and executed by all of the parties to be charged.

28. This Agreement contains the entire understanding of the parties with respect to the subject matter herein, and supersedes all prior and contemporaneous agreements relating to such subject matter, both written and oral.

29. This Agreement may be signed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

30. This Agreement does not constitute an offer to sell and shall not be binding upon the Assignor until such time as same is duly executed and delivered by all of the parties hereto. Until such time, Assignor retains the unconditional and absolute right to pursue a sale of the Bid to other parties. It is agreed that delivery of a fully executed counterpart of this Agreement to Assignee's attorney shall be deemed delivery of a fully executed counterpart of this Agreement to the Assignee.

31. The unsuccessful party shall be obligated to pay to the successful party reimbursement for all costs and expenses, including but not limited to reasonable legal fees, incurred by the successful party in litigating any action arising out of the terms of or relating to this Agreement.

32. It is specifically agreed that the transaction contemplated in the within agreement shall be classified if required by any applicable Code.

33. Assignor shall make a good-faith effort to have all taxes resulting from the purchase of the Premises be paid by Seller. Shall Assignor not be successful, then Assignor and Assignee shall evenly split only the taxes resulting from the Purchase of the Premises, *inter alia* New York State and New York City Transfer Taxes. Assignee shall not be responsible for any other taxes, including any taxes resulting from this transaction, which shall be paid by Assignor pursuant to the terms of this Agreement. In the event that the Plaintiff or the Referee issues any credit at closing, said credit shall solely inure to the benefit

of the Assignee.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

Date: February 25, 2016

ASSIGNOR:

Nison Badalov

Feb 23, 2016

ASSIGNEE:

By:

TAG ACQUISITIONS LTD

Name:

Title:

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF QUEENS

-- X

Deutsche Bank National Trust Company as Trustee in Trust For The Registered Holders Of Morgan Stanley ABS Capital I Trust 2004-NC2, Mortgage Pass-Through Certificates, Series 2004-Nc2

INDEX NO. 26192/07

ASSIGNMENT OF BID

Plaintiffs,

-against-

Rajinder Seehra, et al

Defendants.

-- X

For the amount of Ten Dollars ($10.00) and other valuable consideration, **NISON BADALOV** ("Assignor") does hereby assign, transfer, and set over, in its "as is, where is" condition, with all faults, and without representation or warranty, express or implied, in law or in fact, all of its right, title and interest in and to the successful bid at the foreclosure sale for the above action to **T.A.G. ACQUISITIONS LTD** (collectively, "Assignee"), and does hereby request and authorize the Referee appointed in the above action to deliver a deed to the premises which is the subject of this action to the assignee.

This Assignment of Bid (this "Assignment") is solely an assignment of the successful bid. By its acceptance of this Assignment, Assignee understands, acknowledges and agrees that this Assignment relates to the successful bid only, and does not give Assignee any right, title or interest in the Mortgage which served as the basis for the judgment in this action. As such, Assignee, by its acceptance of this Assignment, agrees that it shall not, at any time, claim any amount due from any person or entity upon such Mortgage.

Date: February ________, 2016

ASSIGNOR:

____
Nison Badalov

ASSIGNEE:

By: ____________________________
TAG ACQUISITIONS LTD
Name:
Title:

FINDER'S FEE AGREEMENT

Agreement by and Between:

T.A.G. ACQUISITIONS, LTD

("Hereinafter Company"),

having an address at 130 Route 59, Spring Valley, NY 10977,

AND

NISON BADALOV

("hereinafter Finder"),

having an address at 1650 Eastern Pkwy, Ste 306, Brooklyn, NY 11233.

Effective Date: February 17, 2016

Company and Finder agree that Finder will act as an authorized Finder for Company to secure the purchase of 87-48 Santiago Street, Holliswood, NY 11423, Block 11423, Lot 33, by the Company from Nison Badalov.

In compensation for services rendering in securing the above-mentioned purchase, TAG. ACQUISITIONS, LTD, shall pay TWENTY-FIVE-THOUSAND AND FIVE HUNDRED ($25,500.00) DOLLARS to INTERBORO PROPERTIES, LLC for services rendered by Finder in connection with the same transaction.

The above Finder's Fee shall be due and payable in full, with certified funds, by Company at closing of the transaction between T.A.G. ACQUISITIONS, LTD and NISON BADALOV.

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN OR IN THE AGREEMENT OF ASSIGNMENT OF BID FOR THE PROPERTY KNOWN AS 87-48 SANTIAGO STREET, HOLLISWOOD, NY BETWEEN THE COMPANY AND FINDER, NO COMMISSION SHALL BE EARNED BY NISON BADALOV OR ANY OTHER PARTY UNTIL SUCH TIME THAT T.A.G. ACQUISITIONS, LTD RECEIVES A DEED IN ITS NAME FOR THE PROPERTY PURSUANT TO THE AFOREMENTIONED AGREEMENT.

[SIGNATURE ON ATTACHED PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

FINDER:

2/25/16

Nison Badalov

COMPANY:

By:

TAG ACQUISITIONS LTD
Name:
Title:

FINDER'S FEE AGREEMENT,

Agreement by and Between:

T.A.G. ACQUISITIONS, LTD

("Hereinafter Company"),

having an address at 130 Route 59, Spring Valley, NY 10977,

AND

NISON BADALOV INC.

("hereinafter Finder"),

having an address at 1650 Eastern Pkwy, Ste 306, Brooklyn, NY 1233.

Effective Date: February 17, 2016

Company and Finder agree that Finder will act as an authorized Finder for Company to secure the purchase of 87-48 Santiago Street, Holliswood, NY 11423, Block 11423, Lot 33, by the Company from Nison Badalov Inc.

In compensation for services rendering in securing the above-mentioned purchase TAG. ACQUISITIONS, LTD, shall pay ONE HUNDRED AND SEVENTY FIVE THOUSAND ($175,000.00) DOLLARS to NISON BADALOV INC, for services rendered by Finder in connection to the same transaction.

The above Finder's Fee shall be due and payable in full, with certified funds, by company at closing of the transaction between T.A.G. ACQUSITIONS, LTD and NISON BADALOV INC.

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN OR IN THE AGREEMENT OF ASSIGNMENT OF BID FOR THE PROPERTY KNOWN AS 87-48 SANTIAGO STREET, HOLLISWOOD, NY BETWEEN THE COMPANY AND FINDER, NO COMMISSION SHALL EARNED BY NISAN BADALOV INC. OR ANY OTHER PARTY UNTIL SUCH TIME THAT T.A.G. ACQUISITIONS, LTD RECEIVIES A DEED IN ITS NAME FOR THE PROPERTY PURSUANT TO THE AFOREMENTIONED AGREEMENT.

[SIGNATURE ON ATTACHED PAGE]

IN WITNESS WHERFEOF, the parties have executed this Agreement as of the day and year first above written.

FINDER

By: ____________________

Nisson Badalov Inc.

Company:

By: ____________________

TAG ACQUISITIONS LTD

Name:

Title: